Morgan Stanley 2006 Basic Materials Conference New York, NY February 21, 2006

Forward-Looking Information Statements in this presentation which are not statements of historical fact are "forward-looking statements" within the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, Alpha Natural Resources at the time this presentation was made. Although Alpha Natural Resources believes that the assumptions underlying such statements are reasonable, it can give no assurance that they will be attained. Factors that could cause actual results to differ materially from expectations include the risks detailed under the caption "Risks Relating To Our Company" in the company's Annual Report on Form 10-K, under the caption "Risks Relating to Our Business" in the company's Registration Statement on Form S-1 (File no. 333-129030), and in other materials filed by the company with the Securities and Exchange Commission. This presentation contains certain non-GAAP financial measures. A reconciliation to the most directly comparable GAAP measures is provided at the end of this presentation.

Alpha's Unique Business Model Consolidation of established Appalachian coal companies with 160+ years of history Significant metallurgical market share: #1 exporter, #2 domestic producer Highest quality reserve base (90% low sulfur / 92% high Btu) Steady growth through accretive acquisitions & internal expansion program Over 90% union-free with low legacy liabilities Industry-leading cash margins and return on capital Long-standing expertise in coal blend optimization 2005 Coal Sales by Type Other 62 Metallurgical 10.0 mt Steam 16.7 mt 38% 62% 2005 Coal Sales By Source Mine-level purchases 1.5 Contractor production 2.7 Alpha mines 16.4 Alpha Coal Sales purchases 6.3 23% 61% 10% 6% 61% Alpha mines 16.4 mt Purchased brokerage coal 6.1 mt Contractor Production 2.7 mt Mine-level purchases 1.5 mt 6%

Alpha Is Executing Its Business Plan At Feb. 2005 IPO (1) At Dec. 31, 2005 Pricing Thermal $31.91 $41.41 Metallurgical $59.84 $72.24 Operations LTM Production 19.1 mt 20.6 mt Number of Mines 64 69 Surface / Underground Mix (2) 16% / 84% 32% / 68% Contractor production (% of total sales) 13% 10% Safety (NFDL Rate) 5.65 2.97 Sentinels of Safety Awards - 2 Financials LTM Revenues $1,252.7 $1,627.3 LTM adjusted EBITDA (3) $124.4 $250.3 Total Debt / LTM EBITDA (4) 1.6x 1.9x Ratings B2 / B B2 / B+ Public Float 55% 80% (1) IPO Operational and Financial data as of 12/31/04 (2) Company-mines only; pro forma in 2005 for Nicewonder acquisition (3) Adjusted EBITDA as defined under Alpha credit facility (4) Pro forma for Nicewonder acquisition as if the acquisition and related financing took place Jan. 1, 2005

Safety: Where Performance Starts FY 2005 2.97 MSHA Benchmark 4.64 2004 2005 NFDL Trend 0.00 1.00 2.00 3.00 4.00 5.00 6.00 Jan 05 Mar 05 Jun 05 Sep 05 Dec 05 2005 6 Mo. Rolling Average

Momentum in Financial Performance Coal revenues $ 432.1 $ 278.7 Tons sold (millions) 7.8 6.3 Income from operations 26.3 6.1 Net income 12.4 1.1 Net income (adjusted for IPO-related stock comp.charges) 15.7 1.1 Diluted e.p.s. $0.20 $0.08 Diluted e.p.s. (adjusted for IPO-related stock comp. charges) $0.25 $0.08 Fourth-Quarter Results1 2005 2004 (in millions of $ except tons) 1) Unaudited

Momentum in Higher Realizations Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 2006 Committed Combined 44.49 48.89 54.42 51.41 55.68 57

Demand Has Been Resilient... ....While CAPP Supply Is Declining Market Snapshot: Thermal Steady power demand growth; 100 GW of new capacity announced Coal inventories at utilities about 20 mm tons below normal Natural gas prices down in spot market but firm on forward strip Limited remaining nuclear capacity (90-95% utilization) Limited potential capacity from other sources (renewables, hydro, oil) New "clean coal" initiatives at federal & state level (Pa., Ky. W. Va.) Central App Line 1990 287 1991 271 1992 270 1993 250 1994 274 1995 272 1996 279 1997 287 1998 278 1999 263 2000 263 2001 269 2002 249 14 2003 230 15.5 20 2004 221 15.5 20 2005 229 16.5 21 2006 230 17.8 22 2007 226 18.1 23 2008 224 18.3 24 2009 220 18.5 24 2010 220 18.7 25 2011 216 18.9 25 2012 212 25 25 2013 208 25 25 2014 210 25 25 2015 218 25 25 2016 204 25 25 2017 212 25 25 2018 212 25 25 2019 211 25 25 2020 206 25 25 2021 208 25 25 2022 211 25 25 2023 212 25 25 2024 209 25 25 2025 206 25 25 Source: Energy Information Administration Millions of tons

Market Snapshot: Metallurgical "The China Factor" Worldwide supply & logistic constraints Redirection of global flows New coke oven construction & rebuilds Steel industry consolidation Trend to longer contracts

90% Low Sulfur 92% High Btu Alpha: High-Value Reserves for Growing Market < 1.5% % over 12,500 Btu % under 12,500 Btu 23% 10% 37% 90% > 1.5% < 0.8% (compliance) 0.8-1.0% 1.0-1.5% 37% 30% 23% 8% 92% Proven & probable reserves as of July 31, 2005, pro forma to include Callaway Low sulfur breakdown Total sulfur breakdown

Low Sulfur Coals: A Changing Paradigm Typical Pennsylvania metallurgical coal qualities... 12,800 BTU 1.3% as received sulfur ash 8-10% volatile matter 18-28% fluidity 100-28,000 ddpm's $70's/ton realization at the mine Typical Pennsylvania steam coal order... 12,200 BTU / 2.2% sulfur $48/ton realization at the mine With sulfur credits at $1,400-$1,600... $48 + $27 sulfur premium (1.3% sulfur rather than 2.2%) + $ 1.50 Btu premium = $76.50 ton realization at mine, with premiums Arbitrage between met and steam markets sets a floor for the price of premium low ash/low sulfur met coal.

Domestic Export 2005E 30 70 Domestic Export Plan 45 55 An Established Name in Metallurgical Coal Belgium Brazil Bulgaria Canada France Egypt Finland Hungary India Italy Japan Korea Netherlands Romania Spain Turkey United Kingdom New Orleans, LA Sandusky, OH Conneaut, OH Newport News, VA Lambert's Point/Norfolk, VA Baltimore, MD Ashtabula, OH Relative Proportion of Met Sales 2006 Plan 2005 U.S. Export Toms Creek McClure Moss Key Brands Litwar Kepler Madison 70% 30% 55% 45%

Unblended Coal Additional Revenue: $2.3 million ($9.19/ton) An Established Blending Business That Generates Incremental Revenue Coal A Coal B Total Tons 125K 125K 250K Price/ton $60.00 $67.00 $63.50 Revenue $7,500K $8,375K $15,875K Vol 26.00 35.00 BTU 13,200 13,175 Sulfur 1.30 0.65 Blended Coal Blend (A&B) Tons 250K Price/ton $72.69 Revenue $18,173K Actual Case study: Coals A & B are stand-alone steam coals. A is high sulfur; B is high vol- both negatives. Blended, they offset each other and are sold into the met market. Ash 8.00 8.00 Vol Ash BTU Sulfur 30.50 8.00 13,188 0.98

Alpha's Contracting Strategy: Balancing Opportunity vs. Risk Committed Production Priced Unpriced Eastern Line Data 2 2004 100 0 2006 64 36 2007 65 35 2008 64 36 Mix of Uncommitted Production Steam Metallurgical 35% 36% NOTE: Data as of Dec. 31 2005. 18% Priced Unpriced Eastern Line Data 2 2006 88 12 56.9 2007 46 54 56.31 2008 23 77 56.63 Committed Uncommitted

Alpha's Growth Strategy : A Disciplined Approach to Acquisitions Acquisition Criteria Acquisition Targets Complimentary to existing business Union-free Minimal legacy liabilities Low cost High value reserves Disciplined approach - DCF based Proactively create opportunities - don't chase deals Privately Held Desire for liquidity Family businesses Size constrained End markets Transportation inefficiencies Capital Constrained Difficult to finance growth Significant ongoing capital needs Resource constrained

Rationale for the Callaway Acquisition

Consideration	Comments
Scale and Scope	■ 19% increase in production ■ Adds approx. $80 million to targeted 2006 EBITDA
Consistent With ANR Strategy	■ Privately negotiated transaction (no auction) ■ Operations contiguous to existing Alpha CAPP operations ■ 100% union-free & minimal legacy liabilities (under $8 mm)
Further Diversification	■ Increased production diversification ■ Improves underground / surface mining balance ■ Road construction business
Attractive Operations	■ Low-cost surface operations ■ Attractive coal reserves (99% under 1% sulfur) ■ Enhanced blending & optimization opportunities
Potential Upsides	■ Higher metallurgical coal potential than expected ■ Construction of King Coal Highway & Coalfields Expressway ■ Up to 40 mm tons of additional coal reserves in the area
Enhances Earnings	■ Transaction accretive to cash flow

Alpha Natural Resources

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Callaway: Unique Road Development Business

2004 2005 2006 2007 2008 Madison Mine 0.3 0.5 0.5 0.5 Cucumber 0.1 0.5 0.5 0.5 Deep Mine 35 0.02 0.8 0.8 0.8 Seven Pines 0.5 1.3 1.5 1.3 Cresson 0.3 0.7 DR #1 0.3 1 Buckland Mills 0.4 Callaway 0.676 3.975 3.997 3.914 Alpha's Growth Strategy: Cost-Effective Internal Development IRR on Internal Projects > 20% 40% Growth 2004-2008 Gross production increase does not include depletion/idling of any mines over period shown. 9.1 (1.6) 7.5 Gross Tons Depletion Net Tons

2006 Outlook 2006 TARGETS LOW HIGH Coal Revenues 1,600 $ 1,700 $ Net Income 96 $ 123 $ Net Income adjusted for IPO-related charges 107 $ 133 $ EBITDA 306 $ 347 $ EBITDA adjusted for IPO-related charges 320 $ 360 $ Diluted e.p.s. 1.50 $ 1.91 $ Diluted e.p.s. adjusted for IPO-related charges 1.66 $ 2.07 $ 142 $ ($ millions except per-share amounts) 1.21 $ 184 $ 0.38 $ 2005 ACTUAL1 67 $ 1,415 $ 21 $ Note: As reported in the 8-K filed by Alpha with the SEC on February 13, 2006, available through the Alpha website at www.alphanr.com 1) Unaudited

2006 Capital Plan vs. Target Cash Flow 2006 Targeted EBITDA 2006 Targeted Cap Ex sustaining 320 100 development 40 50 Sustaining [$ millions] Development $100 mm $50 mm $320 - 360 mm (1) Excludes remaining $13.4 million in non-cash stock compensation expense related to IPO.

Alpha's Value Proposition Consolidator of choice in CAPP Strategy for organic growth Experienced management team High-value reserves & top margins Unique blending capabilities Producer of premium met coals Strong financial performance & returns Enterprise Value / 2006E EBITDA (1) Alpha Rationale Industry Average = 7.54x Source: First Call and analyst data as of February 13, 2006.

www.alphanr.com

Year Ended (1) ($ millions) (1) As reported in the 8-K filed by Alpha with the SEC on February 13,2006, available through the company's website at www.alphanr.com; 2005 results unaudited (2) Includes continuing and discontinued operations 2005 2004 Net Income $ 21.2 $ 20.0 Interest Expense 29.9 20.0 Interest Income (1.0) (0.5) Income Tax Expense(2) 18.9 4.0 Depreciation, Depletion, and Amortization (2) 73.4 56.0 Minority Interest (2) 2.8 19.8 Stock-Based Compensation Expense (non-cash) 39.0 -- EBITDA as adjusted, excluding non-cash portion of stock-based compensation charge $184.2 $119.3 Appendix: EBITDA Reconciliation EBITDA 142.4 99.5